Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

September 30, 2020

Shares		Value
Common Stocks– 98.8%
Aerospace & Defense – 2.2%
L3Harris Technologies Inc	131,407	$22,318,165
Capital Markets – 2.3%
Blackstone Group Inc	445,093	23,233,855
Chemicals – 1.9%
Sherwin-Williams Co	27,143	18,911,614
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	78,907	5,136,846
Entertainment – 3.5%
Netflix Inc*	46,933	23,467,908
Walt Disney Co	95,086	11,798,271
		35,266,179
Equity Real Estate Investment Trusts (REITs) – 2.3%
American Tower Corp	97,278	23,515,011
Health Care Equipment & Supplies – 10.2%
Align Technology Inc*	47,079	15,411,781
Boston Scientific Corp*	794,910	30,373,511
Danaher Corp	130,002	27,993,331
Edwards Lifesciences Corp*	121,304	9,682,485
Intuitive Surgical Inc*	27,058	19,198,733
		102,659,841
Hotels, Restaurants & Leisure – 0.5%
Caesars Entertainment Inc*	85,425	4,788,925
Household Products – 2.4%
Procter & Gamble Co	176,038	24,467,522
Information Technology Services – 8.1%
Mastercard Inc	191,073	64,615,156
PayPal Holdings Inc*	84,660	16,680,560
Snowflake Inc - Class A*	762	191,262
		81,486,978
Interactive Media & Services – 9.8%
Alphabet Inc - Class C*	19,180	28,186,928
Facebook Inc*	163,664	42,863,602
Match Group Inc*	97,543	10,793,133
Snap Inc*	642,484	16,775,257
		98,618,920
Internet & Direct Marketing Retail – 11.1%
Amazon.com Inc*	28,685	90,321,320
Booking Holdings Inc*	12,670	21,674,316
		111,995,636
Pharmaceuticals – 4.4%
Elanco Animal Health Inc*	587,960	16,421,723
Merck & Co Inc	121,564	10,083,734
Zoetis Inc	103,568	17,127,040
		43,632,497
Professional Services – 2.0%
CoStar Group Inc*	23,541	19,974,774
Semiconductor & Semiconductor Equipment – 7.7%
ASML Holding NV	50,830	18,769,994
NVIDIA Corp	50,564	27,366,248
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	96,620	7,832,983
Texas Instruments Inc	165,613	23,647,880
		77,617,105
Software – 15.9%
Adobe Inc*	61,304	30,065,321
Avalara Inc*	60,361	7,686,370
Microsoft Corp	377,131	79,321,963
salesforce.com Inc*	171,840	43,186,829
		160,260,483
Specialty Retail – 2.4%
Home Depot Inc	85,374	23,709,213
Technology Hardware, Storage & Peripherals – 5.3%
Apple Inc	456,119	52,823,141
Textiles, Apparel & Luxury Goods – 3.8%
LVMH Moet Hennessy Louis Vuitton SE	42,216	19,733,374
NIKE Inc	147,294	18,491,289
		38,224,663

Shares		Value
Common Stocks– (continued)
Wireless Telecommunication Services – 2.5%
T-Mobile US Inc*	219,823	$25,138,958
Total Common Stocks (cost $525,914,765)		993,780,326
Investment Companies– 1.2%
Money Markets – 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1028%ºº,£((cost $11,568,484)	11,567,327	11,568,484
Investments Purchased with Cash Collateral from Securities Lendingþ– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0.0289%ºº,£((cost $120,824)	120,824	120,824
Total Investments (total cost $537,604,073) – 100.0%		1,005,469,634
Cash, Receivables and Other Assets, net of Liabilities – 0%		76,295
Net Assets – 100%		$1,005,545,929

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$959,133,283	95.4%
France	19,733,374	1.9
Netherlands	18,769,994	1.9
Taiwan	7,832,983	0.8

Total	$1,005,469,634	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/20
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1028%ºº	$100,531	$5,604	$223	$11,568,484
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0289%ºº	282,289∆	-	-	120,824
Total Affiliated Investments - 1.2%	$382,820	$5,604	$223	$11,689,308

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 9/30/20
Investment Companies - 1.2%
Money Markets - 1.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1028%ºº	17,377,343	203,152,378	(208,967,064)	11,568,484
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0289%ºº	-	24,808,590	(24,687,766)	120,824

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

þ	The cash collateral reported as of September 30, 2020 represents amounts that were pledged on loan(s) that were subsequently cancelled.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$18,491,289	$19,733,374	$-
All Other	955,555,663	-	-
Investment Companies	-	11,568,484	-
Investments Purchased with Cash Collateral from Securities Lending	-	120,824	-
Total Assets	$974,046,952	$31,422,682	$-

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.